UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2007

First United Corporation
(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550
(Address of principal executive offices) (Zip Code)

(301) 334-9471
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operation and Financial Condition.

The information required by this item is incorporated herein by reference to Item 7.01 of this report.

ITEM 7.01. Regulation FD Disclosure.

On April 13, 2007, First United Corporation issued a press release announcing that it has elected early adoption of Statement of Financial Accounting Standards Nos. 157 and 159 and has restructured a portion of its investment portfolio. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibit 99.1 Press Release dated April 13, 2007 (furnished herewith).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST UNITED CORPORATION

Dated: April 13, 2007	By:	/s/ Carissa L. Rodeheaver
Carissa L. Rodeheaver
Senior Vice President/CFO

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated April 13, 2007 (furnished herewith)